Exhibit 99.2

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)

	2017				2016
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Statement of Income Data
Total interest income	$55,031	$48,415	$33,278	$32,889	$31,567
Total interest expense	6,048	4,805	2,851	2,638	2,535
Net interest income	48,983	43,610	30,427	30,251	29,032
Provision for loan losses	956	(784)	(865)	(257)	(752)
Total noninterest income	37,017	37,820	35,657	31,087	31,332
Total noninterest expense	57,540	69,224	49,136	46,417	47,319
Net income before income taxes	27,504	12,990	17,813	15,178	13,797
Income tax expense	4,486	4,602	6,574	5,425	4,787
Net income	$23,018	$8,388	$11,239	$9,753	$9,010
Net interest income (tax—equivalent basis)	$49,692	$44,281	$31,158	$30,963	$29,686
Core net income*	$18,677	$18,516	$12,919	$10,284	$10,484
Per Common Share
Diluted net income	$0.74	$0.27	$0.43	$0.40	$0.37
Core net income - diluted*	0.60	0.60	0.49	0.42	0.43
Book value	19.54	18.76	17.59	14.16	13.71
Tangible book value*	14.56	13.79	15.83	12.05	11.58
Weighted average number of shares-diluted	31,166,080	30,604,537	26,301,458	24,610,991	24,500,943
Period-end number of shares	30,535,517	30,526,592	28,968,160	24,154,323	24,107,660
Selected Balance Sheet Data
Cash and due from banks	$29,831	$67,070	$59,112	$53,748	$50,157
Loans held for investment	3,166,911	3,114,562	1,970,974	1,900,995	1,848,784
Allowance for loan losses	(24,041)	(23,482)	(23,247)	(22,898)	(21,747)
Loans held for sale	526,185	466,369	427,416	365,173	507,442
Available-for-sale securities, fair value	543,992	543,282	553,357	567,886	582,183
Other real estate owned, net	16,442	13,812	6,370	6,811	7,403
Total assets	4,727,713	4,581,943	3,346,570	3,166,459	3,276,881
Customer deposits	3,578,694	3,614,220	2,726,060	2,699,868	2,670,031
Brokered and internet time deposits	85,701	104,318	1,533	1,331	1,531
Total deposits	3,664,395	3,718,538	2,727,593	2,701,199	2,671,562
Borrowings	333,302	196,299	43,790	44,552	194,892
Total shareholders' equity	596,729	572,528	509,517	342,142	330,498
Selected Ratios
Return on average:
Assets	1.96%	0.80%	1.40%	1.25%	1.12%
Shareholders' equity	15.78%	6.05%	11.30%	11.87%	11.24%
Tangible common equity*	21.38%	7.70%	12.96%	14.03%	13.40%
Average shareholders' equity to average assets	12.41%	13.22%	12.37%	10.50%	9.95%
Net interest margin (NIM) (tax-equivalent basis)	4.63%	4.61%	4.19%	4.28%	3.99%
Net interest margin excluding accretion and nonaccrual interest collections (tax-equivalent basis) (a)	4.35%	4.33%	4.03%	4.04%	3.90%
Efficiency ratio (GAAP)	66.91%	85.01%	74.35%	75.67%	78.39%
Core efficiency ratio (tax-equivalent basis)*	63.55%	64.43%	70.18%	73.29%	73.72%
Loans held for investment to deposit ratio	86.42%	83.76%	72.26%	70.38%	69.20%
Total loans to deposit ratio	100.78%	96.30%	87.93%	83.89%	88.20%
Yield on interest-earning assets	5.20%	5.10%	4.57%	4.65%	4.33%
Cost of interest-bearing liabilities	0.79%	0.71%	0.55%	0.51%	0.49%
Cost of total deposits	0.50%	0.46%	0.34%	0.32%	0.29%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans held for investment	0.76%	0.75%	1.18%	1.20%	1.18%
Net (charge-off's) recoveries as a percentage of average loans
held for investment	(0.05)%	0.15%	0.25%	0.31%	(0.17)%
Nonperforming loans held for investment as a percentage of total loans
held for investments	0.32%	0.29%	0.50%	0.49%	0.57%
Nonperforming assets as a percentage of total assets (b)	1.52%	0.88%	0.58%	0.56%	0.58%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	12.62%	12.50%	15.23%	10.81%	10.09%
Tangible common equity to tangible assets*	9.72%	9.50%	13.92%	9.34%	8.65%
Tier 1 capital (to average assets)	10.46%	11.35%	15.54%	10.46%	10.05%
Tier 1 capital (to risk-weighted assets)	11.43%	11.58%	18.28%	12.87%	12.19%
Total capital (to risk-weighted assets)	12.01%	12.18%	19.14%	13.76%	13.03%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	10.70%	10.82%	17.16%	11.69%	11.04%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to discussion of non-GAAP measures included in the corresponding earnings release.

(a) Excludes accretion from acquired/purchased loans and collection of intererest income on nonaccrual loans.
(b) Includes marketable equity securities received in satisfaction of previously charged-off loan, excess land and facilities held for sale, and GNMA loans subject to ability to repurchase.

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

						Q4 2017	Q4 2017
						vs.	vs.
	2017				2016	Q3 2017	Q4 2016
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$51,246	$44,367	$29,350	$29,006	$28,125	15.50%	82.21%
Interest on securities
Taxable	2,529	2,399	2,589	2,567	2,350	5.42%	7.62%
Tax-exempt	910	988	1,068	1,040	947	-7.89%	-3.91%
Other	346	661	271	276	145	-47.66%	138.62%
Total interest income	55,031	48,415	33,278	32,889	31,567	13.67%	74.33%
Interest expense:
Deposits
Demand and savings accounts	3,209	2,829	1,703	1,531	1,387	13.43%	131.36%
Time deposits	1,447	1,125	604	583	551	28.62%	162.61%
Short-term borrowings	11	9	12	10	20	22.22%	-45.00%
Long-term debt	1,381	842	532	514	577	64.01%	139.34%
Total interest expense	6,048	4,805	2,851	2,638	2,535	25.87%	138.58%
Net interest income	48,983	43,610	30,427	30,251	29,032	12.32%	68.72%
Provision for loan losses	956	(784)	(865)	(257)	(752)	-221.94%	-227.13%
Net interest income after provision for loan losses	48,027	44,394	31,292	30,508	29,784	8.18%	61.25%
Noninterest income:
Mortgage banking income	30,280	31,334	30,239	25,080	26,177	-3.36%	15.67%
Service charges on deposit accounts	2,181	2,044	1,796	1,766	1,880	6.70%	16.01%
ATM and interchange fees	2,430	2,222	2,085	2,047	2,035	9.36%	19.41%
Investment services and trust income	1,154	1,078	903	814	829	7.05%	39.20%
Gain from securities, net	1	254	29	1	-	-99.61%	100.00%
(Loss) gain on sales or write-downs of other real estate owned	(72)	(368)	23	748	(222)	-80.43%	-67.57%
Gain (loss) from other assets	(314)	54	39	-	(127)	-681.48%	147.24%
Other income	1,357	1,202	543	631	760	12.90%	78.55%
Total noninterest income	37,017	37,820	35,657	31,087	31,332	-2.12%	18.14%
Total revenue	86,000	81,430	66,084	61,338	60,364	5.61%	42.47%
Noninterest expenses:
Salaries, commissions and employee benefits	35,771	34,795	30,783	29,006	29,506	2.81%	21.23%
Occupancy and equipment expense	3,881	3,539	3,307	3,109	3,044	9.66%	27.50%
Legal and professional fees	1,764	1,512	1,033	1,428	810	16.67%	117.78%
Data processing	1,766	1,761	1,460	1,501	1,490	0.28%	18.52%
Merger and conversion	2,069	15,711	767	487	-	-86.83%	100.00%
Amortization of intangibles	922	558	123	392	527	65.23%	74.95%
Amortization of mortgage servicing rights	-	-	-	-	2,100	0.00%	-100.00%
(Recovery of) impairment of mortgage servicing rights	-	-	-	-	(3,411)	0.00%	-100.00%
Loss on sale of mortgage servicing rights	-	-	249	-	4,447	0.00%	0.00%
Regulatory fees and deposit insurance assessments	571	549	494	435	471	4.01%	21.23%
Software license and maintenance fees	529	523	364	457	513	1.15%	3.12%
Advertising	3,189	3,493	3,343	2,932	2,537	-8.70%	25.70%
Other expense	7,078	6,783	7,213	6,670	5,285	4.35%	33.93%
Total noninterest expense	57,540	69,224	49,136	46,417	47,319	-16.88%	21.60%
Net income before income taxes	27,504	12,990	17,813	15,178	13,797	111.73%	99.35%
Income tax expense	4,486	4,602	6,574	5,425	4,787	-2.52%	-6.29%
Net income	$23,018	$8,388	$11,239	$9,753	$9,010	174.42%	155.47%
Weighted average common shares outstanding:
Basic	30,527,234	30,004,952	25,741,968	24,138,437	23,977,028
Fully diluted	31,166,080	30,604,537	26,301,458	24,610,991	24,500,943
Earnings per share
Basic	$0.75	$0.28	$0.44	$0.40	$0.38
Fully diluted	0.74	0.27	0.43	0.40	0.37

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

	For the year ended
	December 31,
	2017	2016	Percent variance
Interest income:
Interest and fees on loans	$153,969	$105,865	45.44%
Interest on securities
Taxable	10,084	10,646	-5.28%
Tax-exempt	4,006	3,372	18.80%
Other	1,554	611	154.34%
Total interest income	169,613	120,494	40.76%
Interest expense:
Deposits
Demand and savings accounts	9,272	5,413	71.29%
Time deposits	3,759	1,929	94.87%
Short-term borrowings	42	121	-65.29%
Long-term debt	3,269	2,081	57.09%
Total interest expense	16,342	9,544	71.23%
Net interest income	153,271	110,950	38.14%
Provision for loan losses	(950)	(1,479)	-35.77%
Net interest income after provision for loan losses	154,221	112,429	37.17%
Noninterest income:
Mortgage banking income	116,933	117,751	-0.69%
Service charges on deposit accounts	7,787	8,009	-2.77%
ATM and interchange fees	8,784	7,791	12.75%
Investment services and trust income	3,949	3,337	18.34%
Gain from securities, net	285	4,407	-93.53%
Gain on sales or write-downs of other real estate owned	774	1,282	-39.63%
Gain (loss) on other assets	(664)	(103)	544.66%
Other income	3,733	2,211	68.84%
Total noninterest income	141,581	144,685	-2.15%
Total revenue	294,852	255,635	15.34%
Noninterest expenses:
Salaries, commissions and employee benefits	130,355	113,992	14.35%
Occupancy and equipment expense	13,836	12,611	9.71%
Legal and professional fees	5,737	3,514	63.26%
Data processing	6,488	4,181	55.18%
Merger and conversion	19,034	3,268	482.44%
Amortization of intangibles	1,995	2,132	-6.43%
Amortization of mortgage servicing rights	-	8,321	-100.00%
Impairment of mortgage servicing rights	-	4,678	-100.00%
Loss on sale of mortgage servicing rights		4,447	100.00%
Regulatory fees and deposit insurance assessments	2,049	1,952	4.97%
Software license and maintenance fees	1,873	2,874	-34.83%
Advertising	12,957	10,608	22.14%
Other expense	27,744	22,212	24.91%
Total noninterest expense	222,317	194,790	14.13%
Net income before income taxes	73,485	62,324	17.91%
Income tax expense	21,087	21,733	-2.97%
Net income	$52,398	$40,591	29.09%
Weighted average common shares outstanding:
Basic	27,627,228	19,165,182
Fully diluted	28,207,602	19,312,174
Earnings per share
Basic	$1.90	$2.12
Fully diluted	1.86	2.10

Pro Forma (C-Corporations basis):
Income tax expense	$21,087	$22,902	-7.93%
Net income	$52,398	$39,422	32.92%
Earnings per share
Basic	$1.90	$2.06
Fully diluted	1.86	2.04

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Consolidated Balance Sheets
(Unaudited)
(In Thousands, %)

						Annualized
						Q4 2017	Q4 2017
						vs.	vs.
	2017				2016	Q3 2017	Q4 2016
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$29,831	$67,070	$59,112	$53,748	$50,157	-220.28%	-40.52%
Federal funds sold	66,127	4,470	16,238	18,512	13,037	5472.43%	407.23%
Interest bearing deposits in financial institutions	23,793	25,625	110,928	57,292	73,133	-28.36%	-67.47%
Cash and cash equivalents	119,751	97,165	186,278	129,552	136,327	92.22%	-12.16%
Investments:
Available-for-sale securities, at fair value	543,992	543,282	553,357	567,886	582,183	0.52%	-6.56%
Federal Home Loan Bank stock, at cost	11,412	11,152	7,743	7,743	7,743	9.25%	47.38%
Loans held for sale, at fair value	526,185	466,369	427,416	365,173	507,442	50.89%	3.69%
Loans	3,166,911	3,114,562	1,970,974	1,900,995	1,848,784	6.67%	71.30%
Less: allowance for loan losses	24,041	23,482	23,247	22,898	21,747	9.44%	10.55%
Net loans	3,142,870	3,091,080	1,947,727	1,878,097	1,827,037	6.65%	72.02%
Premises and equipment, net	81,577	85,550	66,392	66,108	66,651	-18.42%	22.39%
Other real estate owned, net	16,442	13,812	6,370	6,811	7,403	75.54%	122.10%
Interest receivable	13,069	11,218	7,012	7,247	7,241	65.46%	80.49%
Mortgage servicing rights, net	76,107	63,046	48,464	47,593	32,070	82.19%	137.32%
Goodwill	137,190	138,910	46,867	46,867	46,867	-4.91%	192.72%
Intangible, net	14,902	12,550	4,048	4,171	4,563	74.35%	226.58%
Other assets	44,216	47,809	44,896	39,211	51,354	-29.82%	-13.90%
Total assets	$4,727,713	$4,581,943	$3,346,570	$3,166,459	$3,276,881	12.62%	44.27%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Demand deposits
Noninterest-bearing	$888,200	$924,773	$715,391	$696,112	$697,072	-15.69%	27.42%
Interest-bearing	1,909,546	1,948,600	1,471,650	1,473,535	1,449,382	-7.95%	31.75%
Savings deposits	178,320	177,949	143,951	142,019	134,077	0.83%	33.00%
Customer time deposits	602,628	562,898	395,068	388,202	389,500	28.00%	54.72%
Brokered and internet time deposits	85,701	104,318	1,533	1,331	1,531	-70.80%	5497.71%
Total time deposits	688,329	667,216	396,601	389,533	391,031	12.55%	76.03%
Total deposits	3,664,395	3,718,538	2,727,593	2,701,199	2,671,562	-5.78%	37.16%
Securities sold under agreements to repurchase	14,293	14,556	16,343	18,130	21,561	-7.17%	-33.71%
Short-term borrowings	190,000	52,766	—	—	150,000	1031.84%	26.67%
Long-term debt	143,302	143,533	43,790	44,552	44,892	-0.64%	219.22%
Accrued expenses and other liabilities	118,994	80,022	49,327	60,436	58,368	193.22%	103.87%
Total liabilities	4,130,984	4,009,415	2,837,053	2,824,317	2,946,383	12.03%	40.21%
Shareholders' equity:
Common stock, $1 par value	30,536	30,527	28,968	24,155	24,108	0.12%	26.66%
Additional paid-in capital	418,596	416,651	363,870	214,160	213,480	1.85%	96.08%
Retained earnings	146,797	123,779	115,391	104,152	93,784	73.78%	56.53%
Accumulated other comprehensive income (loss), net	800	1,571	1,288	(325)	(874)	-194.71%	-191.53%
Total shareholders' equity	596,729	572,528	509,517	342,142	330,498	16.77%	80.55%
Total liabilities and shareholders' equity	$4,727,713	$4,581,943	$3,346,570	$3,166,459	$3,276,881	12.62%	44.27%

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Net Assets Acquired from the Clayton Banks
As of July 31, 2017
(Unaudited)
(In Thousands)

		Fair Value		As Recorded by
	Combined Clayton Banks	Adjustments		FB Financial Corporation
Assets
Cash and cash equivalents	$49,059	$-		$49,059
Investment securities (a)	59,108	385		59,493
FHLB stock	3,408	-		3,408
Loans	1,075,441	(15,713	) (b)	1,059,728
Allowance for loan losses	(19,985)	19,985		-
Premises and Equipment	15,011	3,855		18,866
Other real estate owned	5,880	644		6,524
Goodwill	8,425	(8,425)		-
Intangibles, net	-	12,335	(c)	12,335
Other assets	7,263	(920)		6,343
Total Assets	$1,203,610	$12,146		$1,215,756

Liabilities
Interest-bearing deposits	669,745	309		670,054
Non-interest bearing deposits	309,464	-		309,464
Borrowings (d)	84,110	721		84,831
Accrued expenses and other liabilities	4,578	668		5,246
Total Liabilities	$1,067,897	$1,698		$1,069,595
Net assets acquired	$135,713	$10,448		$146,161

Purchase Price:
Common shares issued	1,521,200
Price per share as of July 31, 2017	$34.37
Common stock consideration		52,284
Cash consideration		184,200
Total consideration paid		$236,484

Allocation of purchase price:
Fair value of net assets assumed including identifiable intangible assets		146,161
Goodwill		90,323
Total consideration paid		$236,484
Note: the above purchase price allocation and purchase accounting adjustments are preliminary and subject to change during the measurement period as allowed under ASC 805- Business Combinations.
(a) Liquidated prior to September 30, 2017.
(b) Includes credit and liquidity mark of $26.8 million and reversal of existing loan discount and other yield adjustments of $11.1 million.
(c) Includes core deposit intangible of $9.6 million, servicing and trust customer relationship intangibles of $2.7 million and lease intangible of $0.6 million.
(d) Paid off prior to September 30, 2017.

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended
	December 31, 2017			September 30, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$3,138,245	$46,503	5.88%	$2,705,265	$40,242	5.90%
Loans held for sale	493,073	4,856	3.91%	410,434	4,167	4.03%
Securities:
Taxable	442,351	2,529	2.27%	425,281	2,399	2.24%
Tax-exempt(1)	108,000	1,506	5.53%	117,429	1,617	5.46%
Total Securities(1)	550,351	4,035	2.91%	542,710	4,016	2.94%
Federal funds sold	18,227	14	0.30%	39,363	76	0.77%
Interest-bearing deposits with other financial institutions	42,693	177	1.64%	108,185	448	1.64%
FHLB stock	11,160	155	5.51%	8,892	137	6.11%
Total interest earning assets(1)	4,253,749	55,740	5.20%	3,814,849	49,086	5.10%
Noninterest Earning Assets:
Cash and due from banks	57,406			55,485
Allowance for loan losses	(23,470)			(23,875)
Other assets	376,984			316,019
Total noninterest earning assets	410,920			347,629
Total assets	$4,664,669			$4,162,478
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	$577,003	$1,067	0.73%	$493,992	$825	0.66%
Broker and internet time deposits	95,480	380	1.58%	95,207	300	1.25%
Time deposits	$672,483	$1,447	0.85%	$589,199	$1,125	0.76%
Money market	1,071,194	1,991	0.74%	1,023,612	1,722	0.67%
Negotiable order of withdrawals	832,030	1,146	0.55%	788,238	1,040	0.52%
Savings deposits	178,574	72	0.16%	166,184	67	0.16%
Total interest bearing deposits	2,754,281	4,656	0.67%	2,567,233	3,954	0.61%
Other interest-bearing liabilities:
FHLB advances	241,307	967	1.59%	86,795	428	1.96%
Other borrowings	15,883	11	0.27%	15,828	9	0.23%
Long-term debt	30,930	414	5.31%	30,930	414	5.31%
Total other interest-bearing liabilities	288,120	1,392	1.92%	133,553	851	2.52%
Total Interest-bearing liabilities	3,042,401	6,048	0.79%	2,700,786	4,805	0.71%
Noninterest bearing liabilities:
Demand deposits	964,030			871,973
Other liabilities	79,382			39,310
Total noninterest-bearing liabilities	1,043,412			911,283
Total liabilities	4,085,813			3,612,069
Shareholders' equity	578,856			550,409
Total liabilities and shareholders' equity	$4,664,669			$4,162,478
Net interest income (1)		$49,692			$44,281
Interest rate spread (1)			4.53%			4.49%
Net interest margin (1)			4.63%			4.61%
Net interest margin (excluding accretion and nonaccrual interest collections)(1)			4.35%			4.33%
Average interest-earning assets to average interest-bearing liabilities			139.8%			141.2%
Tax equivalent adjustment		$709			$671
Loan yield components:
Contractual interest rate on loans held for
investment (1)		$41,087	5.20%		$34,634	5.08%
Origination and other loan fee income		2,084	0.26%		2,610	0.38%
Accretion on purchased loans		1,874	0.24%		1,554	0.23%
Nonaccrual interest collections		1,216	0.15%		1,116	0.16%
Syndication fee income		242	0.03%		328	0.05%
Total loan yield		$46,503	5.88%		$40,242	5.90%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 39.225%

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2017			March 31, 2017			December 31, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,942,667	$25,115	5.19%	$1,869,951	$25,090	5.44%	$1,811,136	$24,001	5.27%
Loans held for sale	390,596	4,276	4.39%	381,932	3,957	4.20%	510,219	4,167	3.25%
Securities:
Taxable	442,309	2,589	2.35%	456,634	2,567	2.28%	455,275	2,350	2.05%
Tax-exempt(1)	122,553	1,758	5.75%	117,615	1,711	5.90%	108,230	1,558	5.73%
Total Securities(1)	564,862	4,347	3.09%	574,249	4,278	3.02%	563,505	3,908	2.76%
Federal funds sold	8,456	23	1.09%	14,327	27	0.76%	10,192	15	0.59%
Interest-bearing deposits with other financial institutions	68,460	158	0.93%	82,981	171	0.84%	60,438	65	0.43%
FHLB stock	7,743	90	4.66%	7,743	78	4.09%	6,931	65	3.73%
Total interest earning assets(1)	2,982,784	34,009	4.57%	2,931,183	33,601	4.65%	2,962,421	32,221	4.33%
Noninterest Earning Assets:
Cash and due from banks	50,004			51,614			43,883
Allowance for loan losses	(22,813)			(21,955)			(23,283)
Other assets	214,808			211,307			223,377
Total noninterest earning assets	241,999			240,966			243,977
Total assets	$3,224,783			$3,172,149			$3,206,398
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	$389,390	$602	0.62%	$388,744	$582	0.61%	$393,205	$551	0.56%
Broker and internet time deposits	1,522	2	0.53%	1,468	1	0.28%	1,534	—	0.00%
Time deposits	$390,912	$604	0.62%	$390,212	$583	0.61%	$394,739	$551	0.56%
Money market	723,020	889	0.49%	729,934	785	0.44%	693,790	662	0.38%
Negotiable order of withdrawals	711,099	759	0.43%	718,957	695	0.39%	679,100	674	0.39%
Savings deposits	143,357	55	0.15%	136,627	51	0.15%	132,016	51	0.15%
Total interest bearing deposits	1,968,388	2,307	0.47%	1,975,730	2,114	0.43%	1,899,645	1,938	0.41%
Other interest-bearing liabilities:
FHLB advances	52,569	192	1.46%	60,569	191	1.28%	117,825	258	0.87%
Other borrowings	17,315	12	0.28%	18,884	10	0.21%	25,545	22	0.31%
Long-term debt	30,930	340	4.41%	30,930	323	4.24%	32,609	317	3.89%
Total other interest-bearing liabilities	100,814	544	2.16%	110,383	524	1.93%	175,979	597	1.35%
Total Interest-bearing liabilities	2,069,202	2,851	0.55%	2,086,113	2,638	0.51%	2,075,624	2,535	0.49%
Noninterest bearing liabilities:
Demand deposits	724,419			708,612			768,018
Other liabilities	32,357			44,246			43,770
Total noninterest-bearing liabilities	756,776			752,858			811,788
Total liabilities	2,825,978			2,838,971			2,887,412
Shareholders' equity	398,805			333,178			318,986
Total liabilities and shareholders' equity	$3,224,783			$3,172,149			$3,206,398
Net interest income (1)		$31,158			$30,963			$29,686
Interest rate spread (1)			4.10%			4.22%			3.92%
Net interest margin (1)			4.19%			4.28%			3.99%
Net interest margin (excluding accretion and nonaccrual interest recoveries)(1)			4.03%			4.04%			3.90%
Average interest-earning assets to average interest-bearing liabilities			144.2%			140.5%			142.7%
Tax equivalent adjustment		$731			$712			$654
Loan yield components:
Contractual interest rate on loans held for
investment (1)		$22,418	4.63%		$21,461	4.65%		$21,456	4.71%
Origination and other loan fee income		1,447	0.30%		1,497	0.32%		1,868	0.41%
Accretion on purchased loans		848	0.17%		1,160	0.25%		343	0.08%
Nonaccrual interest collections		315	0.07%		619	0.13%		334	0.07%
Syndication fee income		87	0.02%		353	0.08%		—	—
Total loan yield		$25,115	5.19%		$25,090	5.44%		$24,001	5.27%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 39.225%

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except %)

	For the Year Ended			For the Year Ended
	December 31, 2017			December 31, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$2,418,261	$136,950	5.66%	$1,750,796	$94,782	5.41%
Loans held for sale	419,290	17,256	4.12%	362,518	11,268	3.11%
Securities:
Taxable	441,568	10,084	2.28%	485,083	10,646	2.19%
Tax-exempt(1)	116,384	6,592	5.66%	91,863	5,548	6.04%
Total Securities(1)	557,952	16,676	2.99%	576,946	16,194	2.81%
Federal funds sold	75,567	140	0.69%	12,686	64	0.50%
Interest-bearing deposits with other financial institutions	75,567	954	1.26%	51,861	285	0.55%
FHLB stock	8,894	460	5.17%	6,630	262	3.95%
Total interest earning assets(1)	3,555,531	172,436	4.93%	2,761,437	122,855	4.45%
Noninterest Earning Assets:
Cash and due from banks	53,653			46,523
Allowance for loan losses	(22,967)			(23,986)
Other assets	280,333			217,301
Total noninterest earning assets	311,019			239,838
Total assets	$3,866,550			$3,001,275
Interest-bearing liabilities:
Interest bearing deposits:
Money market	$888,258	$5,387	0.61%	$614,804	$2,292	0.37%
Negotiable order of withdrawals	762,918	3,640	0.48%	699,907	2,643	0.38%
Savings deposits	156,328	245	0.16%	129,544	478	0.37%
Time deposits	511,741	3,759	0.73%	401,483	1,929	0.48%
Total interest bearing deposits	2,319,245	13,031	0.56%	1,845,738	7,342	0.40%
Other interest-bearing liabilities:
FHLB advances	110,764	1,778	1.61%	64,309	688	1.07%
Other borrowings	16,968	42	0.25%	45,691	121	0.26%
Long-term debt	30,930	1,491	4.82%	38,207	1,393	3.65%
Total other interest-bearing liabilities	158,662	3,311	2.09%	148,207	2,202	1.49%
Total Interest-bearing liabilities	$2,477,907	$16,342	0.66%	$1,993,945	$9,544	0.48%
Noninterest bearing liabilities:
Demand deposits	$814,643			$695,765
Other liabilities	52,389			34,978
Total noninterest-bearing liabilities	867,032			730,743
Total liabilities	3,344,939			2,724,688
Shareholders' equity	466,219			276,587
Total liabilities and shareholders' equity	$3,811,158			$3,001,275
Net interest income (1)		$156,094			$113,311
Interest rate spread (1)			4.36%			4.05%
Net interest margin (1)			4.46%			4.10%
Net interest margin (excluding accretion and nonaccrual interest recoveries)(1)			5.67%			3.98%
Average interest-earning assets to average interesting-bearing liabilities			141.3%			138.5%
Tax equivalent adjustment		$2,823			$2,361
Loan yield components:
Contractual interest rate on loans held for investment (1)		$119,617	4.95%		$81,271	4.64%
Origination and other loan fee income		7,638	0.32%		8,073	0.46%
Accretion on purchased loans		5,419	0.22%		3,538	0.20%
Nonaccrual interest collections		3,266	0.14%		1,075	0.06%
Syndicated fee income		1,010	0.04%		825	0.05%
Total loan yield		$136,950	5.66%		$94,782	5.41%

(1) Includes tax equivalent adjustment using combined rate of 39.225%

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2017				2016
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Loans by market
Metropolitan	$1,984,826	$1,932,934	$1,461,129	$1,402,189	$1,352,181
Community	780,079	779,810	476,320	473,453	468,245
Specialty lending and other	402,006	401,818	33,525	25,353	28,358
Total	$3,166,911	$3,114,562	$1,970,974	$1,900,995	$1,848,784
Deposits by market
Metropolitan	2,091,927	2,059,401	1,598,574	1,553,931	1,554,929
Community	1,291,922	1,311,120	1,085,345	1,109,043	1,072,242
Mortgage and other (1)	280,546	348,017	43,674	38,225	44,391
Total	$3,664,395	$3,718,538	$2,727,593	$2,701,199	$2,671,562

(1) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale and other deposits

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017				2016
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Banking segment
Net interest income	$49,422	$43,741	$29,999	$29,856	$28,959
Provision for loan losses	956	(784)	(865)	(257)	(752)
Mortgage banking income- retail footprint	6,455	7,498	7,118	5,666	3,202
Other noninterest income	6,737	6,486	5,418	6,007	5,155
Other noninterest mortgage banking expenses	5,294	6,216	5,368	4,836	1,950
Merger and conversion expense	2,069	15,711	767	487	487
Other noninterest expense	30,060	27,540	23,199	23,424	22,593
Pre-tax income after allocations	$24,235	$9,042	$14,066	$13,039	$13,038
Total assets	4,130,349	4,056,901	2,878,437	2,705,118	2,752,773
Intracompany funding income included in net interest income	5,276	4,274	3,831	3,551	4,081
Core efficiency ratio*	55.55%	56.16%	60.42%	64.41%	62.57%
Mortgage segment
Net interest income	$(439)	$(131)	$428	$395	$40
Provision for loan losses	-	-	-	-	-
Noninterest income	23,825	23,836	23,121	19,414	22,975
Noninterest expense	20,117	19,757	19,802	17,670	22,256
Direct contribution	$3,269	$3,948	$3,747	$2,139	$759
Total assets	597,364	525,042	468,133	461,341	524,108
Intracompany funding expense included in net interest income	5,276	4,274	3,831	3,551	4,081
Core efficiency ratio*	83.77%	79.89%	78.33%	88.73%	92.50%
Interest rate lock commitments volume during the period
Consumer direct	$677,449	$786,034	$780,179	$616,330	$645,896
Third party origination (TPO)	189,299	269,473	296,034	258,996	228,982
Retail	268,720	325,295	379,530	282,698	256,812
Correspondent	678,346	619,953	701,846	440,206	331,622
Total	$1,813,814	$2,000,755	$2,157,589	$1,598,230	$1,463,312
Interest rate lock commitments pipeline (period end)
Consumer direct	$246,982	$261,617	$222,504	$158,393	$307,699
Third party origination (TPO)	63,034	93,353	88,938	101,509	79,967
Retail	72,939	101,196	119,158	93,184	77,033
Correspondent	121,201	84,506	115,919	95,923	68,221
Total	$504,156	$540,672	$546,519	$449,009	$532,920
Mortgage sales
Consumer direct	$567,529	$485,931	$498,997	$647,535	$777,169
Third party origination (TPO)	216,866	194,164	209,185	199,160	191,420
Retail	68,695	71,358	66,640	61,425	66,967
Retail footprint	205,228	222,786	200,157	186,988	195,280
Reverse	20,587	17,520	17,870	22,337	24,422
Correspondent	606,526	646,003	542,410	373,822	291,651
Total	$1,685,431	$1,637,762	$1,535,259	$1,491,267	$1,546,909
Gains and fees from origination and sale of
mortgage loans held for sale	$29,577	$29,570	$23,920	$27,577	$29,518
Net change in fair value of loans held for sale and derivatives	(3,317)	(806)	5,412	(4,744)	(7,092)
Change in fair value of mortgage servicing rights	(190)	(893)	(1,840)	(501)	-
Mortgage servicing income	4,210	3,463	2,747	2,748	3,751
Total mortgage banking
income	$30,280	$31,334	$30,239	$25,080	$26,177
Mortgage sale margin (a)	1.75%	1.81%	1.56%	1.85%	1.91%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

(a) Calculated by dividing gains from sale of mortgage loans held for sale by total mortgage sales

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017								2016
	December 30, 2017	% of Total	September 30, 2017	% of Total	June 30, 2017	% of Total	March 31, 2017	% of Total	December 31, 2016	% of Total
Loan portfolio
Commercial and industrial	$715,862	23%	$731,588	23%	$423,704	21%	$399,333	21%	$386,233	21%
Construction	448,326	14%	435,414	14%	282,727	14%	267,998	14%	245,905	13%
Residential real estate:
1-to-4 family mortgage	479,750	15%	459,467	15%	307,152	16%	302,166	16%	294,924	16%
Residential line of credit	194,986	6%	188,392	6%	177,783	9%	177,928	9%	177,190	10%
Multi-family mortgage	62,374	2%	74,004	2%	52,810	3%	45,244	2%	44,977	2%
Commercial real estate:
Owner occupied	495,872	16%	473,395	15%	371,462	19%	359,120	19%	357,346	19%
Non-owner occupied	551,588	17%	521,416	17%	273,285	14%	273,716	15%	267,902	15%
Consumer and other	218,153	7%	230,886	7%	82,051	4%	75,490	4%	74,307	4%
Total loans held for investment	$3,166,911	100%	$3,114,562	100%	$1,970,974	100%	$1,900,995	100%	$1,848,784	100%

Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$23,482		$23,247		$22,898		$21,747		$23,290
Charge-off's	(719)		(575)		(791)		(442)		(1,230)
Recoveries	322		1,594		2,005		1,850		439
Provision for loan losses	956		(784)		(865)		(257)		(752)
Allowance for loan losses at the end of the period	$24,041		$23,482		$23,247		$22,898		$21,747

Allowance for loan losses as a percentage of total loans held for investment	0.76%		0.75%		1.18%		1.20%		1.18%

Charge-offs
Commercial and Industrial	$(63)		$(221)		$(131)		$(169)		$(6)
Construction	(21)		-		-		(6)		-
Residential real estate:
1-to-4 family mortgage	(45)		(32)		(35)		(88)		(5)
Residential line of credit	(72)		(9)		(195)		-		(28)
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	(224)		(64)		-		-		(156)
Non-owner occupied	-		-		-		-		(527)
Consumer and other	(294)		(249)		(430)		(179)		(508)
Total Charge Offs:	(719)		(575)		(791)		(442)		(1,230)
Recoveries
Commercial and Industrial	100		200		1,511		83		44
Construction	4		1,022		29		29		79
Residential real estate:
1-to-4 family mortgage	33		86		14		26		18
Residential line of credit	27		157		155		56		31
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	22		24		11		4		125
Non-owner occupied	4		1		2		1,639		168
Consumer and other	132		104		283		13		(26)
Total Recoveries:	322		1,594		2,005		1,850		439
Net (charge-off's) recoveries	$(397)		$1,019		$1,214		$1,408		$(791)

Net (charge-off's) recoveries as a percentage of average total loans	(0.05%)		0.15%		0.25%		0.31%		(0.17%)

Loans classified as substandard	$55,488		$59,588		$37,858		$37,556		$38,585
Purchased credit impaired loans	$88,835		$92,455		$15,733		$16,099		$16,058

Nonperforming assets (b)
Past due 90 days or more and accruing interest	$1,996		$1,238		$1,619		$1,590		$1,329
Nonaccrual	8,101		7,749		8,327		7,706		8,729
Total nonperforming loans held for investment	$10,097		$8,987		$9,946		$9,296		$10,058
Loans held for sale (a)	43,035		13,575		-		-		-
Other real estate owned- foreclosed	10,547		10,205		6,370		6,811		7,403
Other real estate owned- acquired excess facilities	5,895		3,607		-		-		-
Other assets	2,369		3,967		3,154		1,654		1,654
Total nonperforming assets	$71,943		$40,341		$19,470		$17,761		$19,115
Total nonperforming loans as a percentage of loans held for investment	0.32%		0.29%		0.50%		0.49%		0.57%
Total nonperforming assets as a percentage of total assets	1.52%		0.88%		0.58%		0.56%		0.58%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.04%		0.03%		0.05%		0.05%		0.04%
Loans restructured as troubled debt restructurings	$8,771		$8,095		$8,488		$8,681		$8,802
Troubled debt restructurings as a percentage of loans held for investment	0.28%		0.26%		0.43%		0.46%		0.48%

(a) Represents right to repurchase government guaranteed GNMA mortgage loans previously sold and internally serviced. The Bank has not exercised and does not expect to exercise the repurchase option.
(b) Nonperforming assets excludes purchased credit impaired loans

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2017	December 31, 2016

Total Equity	$596,729	$330,498
Less:
Goodwill	137,190	46,867
Other intangibles	14,902	4,563
Tangible Common Equity	$444,637	$279,068

Total Assets	$4,727,713	$3,276,881
Less:
Goodwill	137,190	46,867
Other intangibles	14,902	4,563
Tangible Assets	$4,575,621	$3,225,451

Total Common Equity to Total Assets	12.62%	10.09%
Tangible Common Equity to Tangible Assets*	9.72%	8.65%

	December 31, 2017	December 31, 2016
Preliminary Regulatory Capital Ratios:
Common Equity Tier 1 Capital	$442,381	$287,146
Tier 1 Capital	472,381	317,146
Total Capital	496,422	338,893

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	10.70%	11.04%
Tier 1 Risk-Based	11.43%	12.19%
Total Risk-Based	12.01%	13.03%
Tier 1 Leverage	10.46%	10.05%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017								2016
Securities available for sale (at fair value)	Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
Debt securities
U.S. government agency securities	$986	0%	$992	0%	$990	0%	$987	0%	$985	0%
Mortgage-backed securities - residential	418,781	77%	418,794	77%	410,708	74%	425,943	75%	443,908	76%
Municipals, tax exempt	109,251	20%	106,950	20%	122,698	22%	120,560	21%	116,923	20%
Treasury securities	7,252	1%	8,819	2%	10,310	2%	11,773	2%	11,757	2%
Total debt securities	536,270	99%	535,555	99%	544,706	98%	559,263	98%	573,573	98%
Equity securities	7,722	1%	7,727	1%	8,651	2%	8,623	2%	8,610	2%
Total securities available-for-sale	$543,992	100%	$543,282	100%	$553,357	100%	$567,886	100%	$582,183	100%

Securities available for sale to total assets	11.51%		11.86%		16.54%		17.93%		17.77%

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017				2016
Core net income	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax net income	$27,504	$12,990	$17,813	$15,178	$13,797
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights, net	(190)	(893)	(1,840)	(501)	-
Less gain from securities, net	1	254	29	1	-
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(386)	(314)	62	748	(349)
Noninterest expenses
Plus variable compensation charge related to cash settled equity awards	-	-	-	635	1,041
Plus merger and conversion	2,069	15,711	767	487	-
Plus (recovery of) impairment of mortgage servicing rights	-	-	-	-	(3,411)
Plus loss on sale of mortgage servicing rights	-	-	249	-	4,447
Pre tax core net income	$30,148	$29,654	$20,578	$16,052	$16,223
Core income tax expense	11,471	11,138	7,659	5,768	5,739
Core net income	$18,677	$18,516	$12,919	$10,284	$10,484
Weighted average common shares outstanding fully diluted	31,166,080	30,604,537	26,301,458	24,610,991	24,500,943

Core diluted earnings per share
Diluted earning per share	$0.74	$0.27	$0.43	$0.40	$0.37
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights	(0.01)	(0.03)	(0.07)	(0.02)	-
Less gain from securities, net	0.00	0.01	0.00	0.00	0.00
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(0.01)	(0.01)	0.00	0.03	(0.01)

Noninterest expenses
Plus variable compensation charge related to cash settled equity awards	-	-	-	0.03	0.04
Plus merger and conversion	0.07	0.51	0.03	0.02	-
Plus (recovery of) impairment of mortgage servicing rights	-	-	-	-	(0.14)
Plus loss on sale of mortgage servicing rights	-	-	0.01	-	0.18
Tax effect	(0.2)	(0.2)	(0.0)	(0.0)	(0.04)
Core diluted earnings per share	$0.60	$0.60	$0.49	$0.42	$0.43

Pro forma core net income		2017	2016	2015	2014
Pre-tax net income		$73,485	$62,324	$50,824	$34,731
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights, net		(3,424)	-	-	-
Less gain from securities, net		285	4,407	1,844	2,000
Less (loss) gain on sales or write-downs of other real estate owned and other assets		110	1,179	(710)	151
Noninterest expenses
Plus one-time equity grants		-	2,960	-	3,000
Plus variable compensation charge related to cash settled equity awards		635	1,254	-	-
Plus merger and conversion		19,034	3,268	3,543	-
Plus (recovery of) impairment of mortgage servicing rights		-	4,678	194	-
Plus loss on sale of mortgage servicing rights		249	4,447	-	-
Pre tax core net income		$96,432	$73,345	$53,427	$35,580
Pro forma core income tax expense		36,036	27,225	18,850	12,708
Pro forma core net income		$60,396	$46,120	$34,577	$22,872
Weighted average common shares outstanding fully diluted		28,207,602	19,312,174	17,180,000	17,180,000

Pro forma core diluted earnings per share
Diluted earning per share		$1.86	$2.04	$2.79	$1.89
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights		(0.13)	-	-	-
Less gain from securities, net		0.01	0.23	0.11	0.12
Less (loss) gain on sales or write-downs of other real estate owned and other assets		0.01	0.06	(0.04)	0.01

Noninterest expenses
Plus one-time equity grants		-	0.15	-	0.17
Plus variable compensation charge related to cash settled equity awards		0.03	0.06	-	-
Plus merger and conversion		0.63	0.17	0.21	-
Plus (recovery of) impairment of mortgage servicing rights		-	0.24	0.01	-
Plus loss on sale of mortgage servicing rights		0.01	0.23	-	-
Tax effect		(0.5)	(0.2)	(0.9)	2.07
Pro forma core diluted earnings per share		$2.14	$2.39	$2.01	$1.33

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017				2016
Core efficiency ratio (tax-equivalent basis)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total noninterest expense	$57,540	$69,224	$49,136	$46,417	$47,319
Less variable compensation charge related to cash settled equity awards	-	-	-	635	1,041
Less merger and conversion expenses	2,069	15,711	767	487	-
Less (recovery of) impairment of mortgage servicing rights	-	-	-	-	(3,411)
Less loss on sale of mortgage servicing rights	-	-	249	-	4,447
Core noninterest expense	$55,471	$53,513	$48,120	$45,295	$45,242
Net interest income (tax-equivalent basis)	49,692	44,281	31,158	30,963	29,686
Total noninterest income	37,017	37,820	35,657	31,087	31,332
Less change in fair value on mortgage servicing rights	(190)	(893)	(1,840)	(501)	-
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(386)	(314)	62	748	(349)
Less gain from securities, net	1	254	29	1	-
Core noninterest income	37,592	38,773	37,406	30,839	31,681
Core revenue	$87,284	$83,054	$68,564	$61,802	$61,367
Efficiency ratio (GAAP)(1)	66.91%	85.01%	74.35%	75.67%	78.39%
Core efficiency ratio (tax-equivalent basis)	63.55%	64.43%	70.18%	73.29%	73.72%

(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue

	2017				2016
Banking segment core efficiency ratio (tax equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Core consolidated noninterest expense	$55,471	$53,513	$48,120	$45,295	$45,242
Less Mortgage segment noninterest expense	20,117	19,757	19,802	17,670	22,256
Add (recovery of) impairment of mortgage servicing rights	-	-	-	-	(3,411)
Add loss on sale of mortgage servicing rights	-	-	249	-	4,447
Adjusted Banking segment noninterest expense	35,354	33,756	28,567	27,625	24,022
Adjusted core revenue	87,284	83,054	68,564	61,802	61,367
Less Mortgage segment noninterest income	23,825	23,836	23,121	19,414	22,975
Less change in fair value on mortgage servicing rights	(190)	(893)	(1,840)	(501)	-
Adjusted Banking segment total revenue	$63,649	$60,111	$47,283	$42,889	$38,392
Banking segment core efficiency ratio (tax-equivalent basis)	55.55%	56.16%	60.42%	64.41%	62.57%

Mortgage segment core efficiency ratio (tax equivalent)
Consolidated Noninterest expense	$57,540	$69,224	$49,136	$46,417	$47,319
Less impairment of mortgage servicing rights	-	-	-	-	(3,411)
Less loss on sale of mortgage servicing rights	-	-	249	-	4,447
Less Banking segment noninterest expense	37,423	49,467	29,334	28,747	25,030
Adjusted Mortgage segment noninterest expense	$20,117	$19,757	$19,553	$17,670	$21,253
Total noninterest income	37,017	37,820	35,657	31,087	31,332
Less Banking segment noninterest income	13,192	13,984	12,536	11,673	8,357
Less change in fair value on mortgage servicing rights	(190)	(893)	(1,840)	(501)	-
Adjusted Mortgage segment total revenue	$24,015	$24,729	$24,961	$19,915	$22,975
Mortgage segment core efficiency ratio (tax-equivalent basis)	83.77%	79.89%	78.33%	88.73%	92.50%

	2017				2016
Tangible assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible Assets
Total assets	$4,727,713	$4,581,943	$3,346,570	$3,166,459	$3,276,881
Less goodwill	137,190	138,910	46,867	46,867	46,867
Less intangibles, net	14,902	12,550	4,048	4,171	4,563
Tangible assets	$4,575,621	$4,430,483	$3,295,655	$3,115,421	$3,255,451
Tangible Common Equity
Total shareholders' equity	$596,729	$572,528	$509,517	$342,142	$330,498
Less goodwill	137,190	138,910	46,867	46,867	46,867
Less intangibles, net	14,902	12,550	4,048	4,171	4,563
Tangible common equity	$444,637	$421,068	$458,602	$291,104	$279,068
Common shares outstanding	30,535,517	30,526,592	28,968,160	24,154,323	24,107,660
Book value per common share	$19.54	$18.76	$17.59	$14.16	$13.71
Tangible book value per common share	$14.56	$13.79	$15.83	$12.05	$11.58
Total shareholders' equity to total assets	12.62%	12.50%	15.23%	10.81%	10.09%
Tangible common equity to tangible assets	9.72%	9.50%	13.92%	9.34%	8.65%
Net income	$23,018	$8,388	$11,239	$9,753	$9,010
Return on tangible common equity	20.54%	7.90%	9.83%	13.59%	12.84%

	2017				2016
Return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total average shareholders' equity	$578,856	$550,409	$398,805	$333,178	$318,986
Less average goodwill	138,050	108,220	46,839	46,839	46,839
Less intangibles, net	13,726	9,983	4,124	4,353	4,694
Average tangible common equity	$427,080	$432,206	$347,842	$281,986	$267,453
Net income	$23,018	$8,388	$11,239	$9,753	$9,010
Return on average tangible common equity	21.38%	7.70%	12.96%	14.03%	13.40%

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017				2016
Core return on average tangible equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax net income	$27,504	$12,990	$17,813	$15,178	$13,797
Adjustments:
Add non-core items	2,644	16,664	2,765	874	2,426
Less core income tax expense	11,471	11,138	7,659	5,768	5,739
Core net income	$18,677	$18,516	$12,919	$10,284	$10,484
Core return on average tangible common equity	17.35%	17.00%	14.90%	14.79%	15.60%

	2017				2016
Core return on average assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net income	$23,018	$8,388	$11,239	$9,753	$9,010
Average assets	4,664,669	4,162,478	3,224,783	3,172,149	3,206,398
Average equity	578,856	550,409	398,805	333,178	318,986
Return on average assets	1.96%	0.80%	1.40%	1.25%	1.12%
Return on average equity	15.78%	6.05%	11.30%	11.87%	11.24%
Core net income	18,677	18,516	12,919	10,284	10,484
Core return on average assets	1.59%	1.76%	1.61%	1.31%	1.30%
Core return on average equity	12.80%	13.35%	12.99%	12.52%	13.08%

	2017				2016
Core total revenue	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net interest income	$48,983	$43,610	$30,427	$30,251	$29,032
Noninterest income	37,017	37,820	35,657	31,087	31,332
Less adjustments:
Change in fair value of mortgage servicing rights	(190)	(893)	(1,840)	(501)	-
Gain from securities, net	1	254	29	1	-
(Loss) gain on sales or write-downs of other real estate owned and other assets	(386)	(314)	62	748	(349)
Core total revenue	$86,575	$82,383	$67,833	$61,090	$60,713